CHUBB GROUP OF INSURANCE COMPANIES              DECLARATIONS
                                                FINANCIAL INSTITUTION INVESTMENT
                                                COMPANY ASSET PROTECTION BOND
15 Mountain View Road, Warren, New Jersey 07059
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NAME OF ASSURED (including its SUBSIDIARIES):   Bond Number: 81905977

OAK VALUE TRUST

                                 FEDERAL INSURANCE COMPANY

C/O ULTIMUS FUND SOLUTIONS, LLC  Incorporated under the laws of Indiana
225 PICTORIA DRIVE, SUITE 450    a stock insurance company herein called the
CINCINNATI, OHIO 45246           COMPANY

                                 Capital Center, 251 North Illinois, Suite 1100 Indianapolis, IN 46204-1927
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ITEM 1. BOND PERIOD:  from 12:01 a.m. on May 31, 2009
                        to 12:01 a.m. on May 31, 2010

ITEM 2. LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:

     If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY LOSS UNDER INSURING CLAUSE
     1. SUSTAINED BY ANY INVESTMENT COMPANY.

                                                                      DEDUCTIBLE
INSURING CLAUSE                              LIMIT OF LIABILITY         AMOUNT
---------------                              ------------------       ----------
1. Employee                                   $      750,000        $    25,000
2. On Premises                                $      750,000        $    25,000
3. In Transit                                 $      750,000        $    25,000
4. Forgery or Alteration                      $      750,000        $    25,000
5. Extended Forgery                           $      750,000        $    25,000
6. Counterfeit Money                          $      750,000        $    25,000
7. Threats to Person                          $      750,000        $    25,000
8. Computer System                            $      750,000        $    25,000
9. Voice Initiated Funds Transfer Instruction $      750,000        $    25,000
10.Uncollectible Items of Deposit             $      250,000        $     5,000
11.Audit Expense                              $      250,000        $     5,000


ITEM 3. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:
                  1-3


IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.


         /s/ W. Andrew Macan                         /s/ John J. Degnan

             Secretary                                     President



Countersigned by                                     /s/ Robert Hamburger
                 -------------------------------     ---------------------------
                                                     Authorized Representative



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ICAP Bond (5-98) - Federal
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               The COMPANY, in consideration of payment of the required premium, and in reliance on the APPLICATION and all other statements made and information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

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INSURING CLAUSES

EMPLOYEE       1.   Loss  resulting   directly  from  LARCENY  or   EMBEZZLEMENT
                    committed by any EMPLOYEE, alone or in collusion with others.

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ON PREMISES    2.   Loss of PROPERTY resulting directly from robbery,  burglary,
                    false   pretenses,   common   law  or   statutory   larceny,
                    misplacement,    mysterious   unexplainable   disappearance,
                    damage, destruction or removal, from the possession, custody or control of the ASSURED, while such PROPERTY is lodged or deposited at premises located anywhere.

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IN TRANSIT     3.   Loss of  PROPERTY  resulting  directly  from  common  law or statutory larceny, misplacement, mysterious unexplainable disappearance, damage or destruction, while the PROPERTY is in transit anywhere:

                    a. in an armored motor vehicle, including loading and unloading thereof,

                    b. in the custody of a natural person acting as a messenger of the ASSURED, or

                    c. in the custody of a TRANSPORTATION COMPANY and being transported in a conveyance other than an armored motor vehicle provided, however, that covered PROPERTY transported in such manner is limited to the following:

                         (1)  written records,

                         (2) securities issued in registered form, which are not endorsed or are restrictively endorsed, or

                         (3)  negotiable  instruments  not  payable  to  bearer,
                              which  are  not  endorsed  or  are   restrictively
                              endorsed.

                    Coverage under this INSURING CLAUSE begins immediately on the receipt of such PROPERTY by the natural person or TRANSPORTATION COMPANY and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.



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INSURING CLAUSES
(CONTINUED)

FORGERY OR
ALTERATION     4.   Loss resulting directly from:
                    a.   FORGERY on, or fraudulent  material  alteration of, any
                         bills of exchange, checks, drafts, acceptances, certificates of deposits, promissory notes, due bills, money orders, orders upon public treasuries, letters of credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of PROPERTY, or

                    b. transferring, paying or delivering any funds or other PROPERTY, or establishing any credit or giving any value in reliance on any written instructions, advices or applications directed to the ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other PROPERTY, which instructions, advices or applications fraudulently purport to bear the handwritten signature of any customer of the ASSURED, or shareholder or subscriber to shares of an INVESTMENT COMPANY, or of any financial institution or EMPLOYEE but which instructions, advices or applications either bear a FORGERY or have been fraudulently materially altered without the knowledge and consent of such customer, shareholder, subscriber, financial institution or EMPLOYEE;

                    excluding, however, under this INSURING CLAUSE any loss covered under INSURING CLAUSE 5. of this Bond, whether or not coverage for INSURING CLAUSE 5. is provided for in the DECLARATIONS of this Bond.


EXTENDED       5.   Loss  resulting  directly from the ASSURED  having,  in good
FORGERY             faith,  and in the ordinary course of business,  for its own account or the account of others in any capacity:

                    a. acquired, accepted or received, accepted or received, sold or delivered, or given value, extended credit or assumed liability, in reliance on any original SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS which prove to:

                         (1)  bear  a  FORGERY   or  a   fraudulently   material
                              alteration,

                         (2)  have been lost or stolen, or
                         (3)  be COUNTERFEIT, or

                    b. guaranteed in writing or witnessed any signatures on any transfer, assignment, bill of sale, power of attorney, guarantee, endorsement or other obligation upon or in connection with any SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS.

                    Actual physical possession, and continued actual physical possession if taken as collateral, of such SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS by an EMPLOYEE, CUSTODIAN, or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.




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INSURING CLAUSES

EXTENDED FORGERY    For the  purpose of this  INSURING  CLAUSE,  a  mechanically
(CONTINUED)         reproduced  facsimile  signature  is  treated  the same as a handwritten signature.


COUNTERFEIT    6.   Loss  resulting directly  from the receipt by the ASSURED in
MONEY               good faith of any COUNTERFEIT money.


THREATS TO     7.   Loss resulting directly from surrender of PROPERTY away from
PERSONS             an  office  of  the   ASSURED   as  a  result  of  a  threat
                    communicated to the ASSURED to do bodily harm to an EMPLOYEE as defined in Section  1.e.  (1), (2) and (5), a RELATIVE or invitee of such EMPLOYEE,  or a resident of the household of such  EMPLOYEE,  who is, or allegedly is, being held captive provided,  however,  that  prior  to the  surrender  of such
                    PROPERTY:
                    a.   the  EMPLOYEE  who  receives  the  threat  has  made  a
                         reasonable effort to notify an officer of the ASSURED who is not involved in such threat, and
                    b.   the ASSURED has made a reasonable  effort to notify the
                         Federal Bureau of Investigation and local law enforcement authorities concerning such threat.
                    It is agreed that for purposes of this INSURING CLAUSE, any EMPLOYEE of the ASSURED, as set forth in the preceding paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

COMPUTER       8.   Loss resulting directly from fraudulent:
SYSTEM
                    a.   entries of data into, or
                    b. changes of data elements or programs within, a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                         (1) funds or other property to be transferred, paid or delivered,
                         (2) an account of the ASSURED or of its customer to be added, deleted, debited or credited, or
                         (3) an unauthorized account or a fictitious account to be debited or credited.



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INSURING CLAUSES
(CONTINUED)

VOICE          9.   Loss resulting  directly from VOICE INITIATED FUNDS TRANSFER
INITIATED FUNDS     INSTRUCTION directed to the ASSURED authorizing the transfer
TRANSFER            of dividends or redemption  proceeds of  INVESTMENT  COMPANY
INSTRUCTION         shares  from  a  CUSTOMER'S  account,  provided  such  VOICE
                    INITIATED FUNDS TRANSFER INSTRUCTION was:
                    a.   received at the ASSURED'S offices by those EMPLOYEES of
                         the ASSURED specifically authorized to receive the VOICE INITIATED FUNDS TRANSFER INSTRUCTION,
                    b.   made by a person purporting to be a CUSTOMER, and
                    c.   made by said  person for the  purpose  of  causing  the
                         ASSURED or CUSTOMER to sustain a loss or making an improper personal financial gain for such person or any other person.
                    In order for coverage to apply under this INSURING CLAUSE, all VOICE INITIATED FUNDS TRANSFER INSTRUCTIONS must be received and processed in accordance with the Designated
                    Procedures outlined in the APPLICATION furnished to the COMPANY.

UNCOLLECTIBLE  10.  Loss resulting  directly from the ASSURED having credited an
ITEMS OF            account of a  customer,  shareholder  or  subscriber  on the
DEPOSIT             faith  of  any   ITEMS  OF   DEPOSIT   which   prove  to  be
                    uncollectible, provided that the crediting of such account causes:
                    a.   redemptions or withdrawals to be permitted,
                    b.   shares to be issued, or
                    c.   dividends to be paid,
                    from an account of an INVESTMENT COMPANY.
                    In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold ITEMS OF DEPOSIT for the minimum number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such ITEMS OF DEPOSIT.
                    ITEMS OF DEPOSIT shall not be deemed uncollectible until the ASSURED'S standard collection procedures have failed.


AUDIT          11.  Expense incurred by the ASSURED for that part of the cost of
EXPENSE             audits  or   examinations   required  by  any   governmental
                    regulatory authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this Bond.

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GENERAL AGREEMENTS

ADDITIONAL     A.   If more than one corporation,  or INVESTMENT COMPANY, or any
COMPANIES           combination of them is included as the ASSURED herein:
INCLUDED AS
ASSURED             (1)  The total  liability of the COMPANY under this Bond for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the COMPANY would be liable under this Bond if all such loss were sustained by any one of them.

                    (2) Only the first named ASSURED shall be deemed to be the sole agent of the others for all purposes under this Bond, including but not limited to the giving or receiving of any notice or proof required to be given and for the purpose of effecting or accepting any amendments to or termination of this Bond. The COMPANY shall furnish each INVESTMENT COMPANY with a copy of the Bond and with any amendment thereto, together with a copy of each formal filing of claim by any other named ASSURED and notification of the terms of the settlement of each such claim prior to the execution of such settlement.

                    (3) The COMPANY shall not be responsible for the proper application of any payment made hereunder to the first named ASSURED.

                    (4) Knowledge possessed or discovery made by any partner, director, trustee, officer or supervisory employee of any ASSURED shall constitute knowledge or discovery by all the ASSUREDS for the purposes of this Bond.

                    (5) If the first named ASSURED ceases for any reason to be covered under this Bond, then the ASSURED next named on the APPLICATION shall thereafter be considered as the first named ASSURED for the purposes of this Bond.


REPRESENTATION B. The ASSURED represents that all information it has furnished MADE BY ASSURED in the APPLICATION for this Bond or otherwise is complete, true and correct. Such APPLICATION and other information constitute part of this Bond.

                    The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                    Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.


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GENERAL AGREEMENTS
(continued)

ADDITIONAL     C.   If the ASSURED,  other than an INVESTMENT COMPANY,  while OR
OFFICES OR          this  Bond is in  force,  merges or  consolidates  with,  or
EMPLOYEES -         purchases or acquires  assets or  liabilities  of another OR
CONSOLIDATION, institution, the ASSURED shall not have the coverage MERGER OR PURCHASE afforded under this Bond for loss which has:
OR ACQUISITION
OF ASSETS OR        (1)  occurred or will occur on premises, or
LIABILITIES -
NOTICE TO           (2)  been caused or will be caused by an employee, or
COMPANY             (3)  arisen or will arise out of the assets or liabilities, of such institution, unless the ASSURED:
                    a.   gives  the  COMPANY  written  notice  of  the  proposed
                         consolidation, merger or purchase or acquisition of assets or liabilities prior to the proposed effective date of such action, and
                    b.   obtains  the  written  consent of the COMPANY to extend
                         some or all of the coverage provided by this Bond to such additional exposure, and
                    c.   on  obtaining  such  consent,  pays to the  COMPANY  an
                         additional premium.

CHANGE OF      D.   When the ASSURED  learns of a change in control  (other than
CONTROL -           in an INVESTMENT COMPANY),  as set forth in Section 2(a) (9)
NOTICE TO           of the  Investment  Company Act of 1940,  the ASSURED  shall
COMPANY             within  sixty (60) days give  written  notice to the COMPANY setting forth:
                    (1)  the names of the  transferors  and  transferees (or the names of the beneficial owners if the voting securities are registered in another name),
                    (2)  the  total  number of  voting  securities  owned by the transferors  and the  transferees  (or  the  beneficial
                         owners), both immediately before and after the transfer, and
                    (3)  the total number of outstanding voting securities.
                    Failure  to  give  the  required   notice  shall  result  in
                    termination of coverage for any loss involving a transferee, to be effective on the date of such change in control.

COURT COSTS E. The COMPANY will indemnify the ASSURED for court costs and AND ATTORNEYS' reasonable attorneys' fees incurred and paid by the ASSURED
FEES                in defense, whether or not successful,  whether or not fully litigated on the merits and whether or not settled, of any claim, suit or legal proceeding with respect to which the ASSURED would be entitled to recovery under this Bond.
                    However, with respect to INSURING CLAUSE 1., this Section shall only apply in the event that:
                    (1)  an  EMPLOYEE  admits  to being  guilty  of  LARCENY  OR
                         EMBEZZLEMENT,
                    (2)  an EMPLOYEE is  adjudicated  to be guilty of LARCENY OR
                         EMBEZZLEMENT, or




ICAP Bond (5-98)
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GENERAL AGREEMENTS

Court Costs         (3)  in the absence of 1 or 2 above,  an  arbitration  panel
And Attorneys'           agrees,  after a review of an agreed statement of facts
Fees                     between the COMPANY and the  ASSURED,  that an EMPLOYEE
(continued)              would be found  guilty of  LARCENY OR  EMBEZZLEMENT  if
                         such EMPLOYEE were prosecuted.

                    The ASSURED shall promptly give notice to the COMPANY of any such suit or legal proceeding and at the request of the COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                    If the COMPANY declines to defend the ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                    If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                    If the amount demanded in any such suit or legal proceeding is in excess of the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                    If the amount demanded is any such suit or legal proceeding is in excess of the DEDUCTIBLE AMOUNT, if any, but within the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                    Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.



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CONDITIONS AND
LIMITATIONS

DEFINITIONS    1.   As used in this Bond:
                    a.   COMPUTER SYSTEM means a computer and all input, output,
                         processing, storage, off-line media libraries, and communication facilities which are connected to the computer and which are under the control and supervision of the operating system(s) or application(s) software used by the ASSURED.

                    b. COUNTERFEIT means an imitation of an actual valid original which is intended to deceive and be taken as the original.

                    c.   CUSTODIAN  means  the  institution   designated  by  an
                         INVESTMENT COMPANY to maintain possession and control of its assets.

                    d. CUSTOMER means an individual, corporate, partnership, trust customer, shareholder or subscriber of an INVESTMENT COMPANY which has a written agreement with the ASSURED for VOICE INITIATED FUNDS TRANSFER INSTRUCTION.

                    e.   EMPLOYEE means:

                         (1)  an officer of the ASSURED,

                         (2) a natural person while in the regular service of the ASSURED at any of the ASSURED'S premises and compensated directly by the ASSURED through its payroll system and subject to the United States Internal Revenue Service Form W-2 or equivalent income reporting plans of other countries, and whom the ASSURED has the right to control and direct both as to the result to be accomplished and details and means by which such result is accomplished in the performance of such service,

                         (3) a guest student pursuing studies or performing duties in any of the ASSURED'S premises,

                         (4)  an  attorney   retained  by  the  ASSURED  and  an
                              employee  of  such   attorney   while   either  is
                              performing legal services for the ASSURED,

                         (5) a natural person provided by an employment contractor to perform employee duties for the ASSURED under the ASSURED'S supervision at any of the ASSURED'S premises,

                         (6)  an   employee   of  an   institution   merged   or
                              consolidated   with   the  ASSURED  prior  to  the
                              effective date of this Bond,

                         (7) a director or trustee of the ASSURED, but only while performing acts within the scope of the customary and usual duties of any officer or other employee of the ASSURED or while acting as a member of any committee duly elected or appointed to examine or audit or have custody of or access to PROPERTY of the ASSURED, or



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CONDITIONS AND
LIMITATIONS

Definitions              (8)  each natural person,  partnership  or  corporation
(continued)                   authorized  by written  agreement with the ASSURED
                              to  perform services  as electronic data processor
                              of checks  or other accounting  records related to
                              such   checks   but   only   while   such  person,
                              partnership or corporation is actually performing such services and not:

                              a. creating,  preparing, modifying or maintaining
                                 the ASSURED'S computer software or programs, or

                              b. acting as transfer agent or in any other agency
                                 capacity   in   issuing    checks,   drafts  or
                                 securities for the ASSURED,

                         (9) any partner, officer or employee of an investment advisor, an underwriter (distributor), a transfer agent or shareholder accounting recordkeeper, or an administrator, for an INVESTMENT COMPANY while performing acts coming within the scope of the customary and usual duties of an officer or employee of an INVESTMENT COMPANY or acting as a member of any committee duly elected or appointed to examine, audit or have custody of or access to PROPERTY of AN INVESTMENT COMPANY.

                              The term EMPLOYEE shall not include any partner, officer or employee of a transfer agent, shareholder accounting recordkeeper or administrator:

                              a. which is not an "affiliated person" (as defined
                                 in Section 2(a) of the Investment Company Act of 1940) of an INVESTMENT COMPANY or of the investment advisor or underwriter (distributor) of such INVESTMENT COMPANY, or

                              b. which is a "bank" (as  defined in Section  2(a)
                                 of the Investment Company Act of 1940).

                              This Bond does not afford coverage in favor of the employers of persons as set forth in e. (4), (5) and (8) above, and upon payment to the ASSURED by the COMPANY resulting directly from LARCENY OR EMBEZZLEMENT committed by any of the partners, officers or employees of such employers, whether acting alone or in collusion with others, an assignment of such of the ASSURED'S rights and causes of action as it may have against such employers by reason of such acts so committed shall, to the extent of such payment, be given by the ASSURED to the COMPANY, and the ASSURED shall execute all papers necessary to secure to the COMPANY the rights provided for herein.

                         Each employer of persons as set forth in e.(4), (5) and
                         (8) above and the partners, officers and other employees of such employers shall collectively be deemed to be one person for all the purposes of this Bond; excepting, however, the fifth paragraph of
                         Section  13.

                         Independent contractors not specified in e. (4), (5) or
                         (8) above, intermediaries, agents, brokers or other representatives of the same general character shall not be considered EMPLOYEES.



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CONDITIONS AND
LIMITATIONS

Definitions         f.   FORGERY  means  the  signing  of the  name  of  another
(continued)              natural  person with the intent to deceive but does not
                         mean a signature which consists in whole or in part of one's own name, with or without authority, in any capacity for any purpose.

                    g.   INVESTMENT   COMPANY  means  any   investment   company
                         registered under the Investment Company Act of 1940 and listed under the NAME OF ASSURED on the DECLARATIONS.

                    h. ITEMS OF DEPOSIT means one or more checks or drafts drawn upon a financial institution in the United States of America.

                    i. LARCENY OR EMBEZZLEMENT means larceny or embezzlement as defined in Section 37 of the Investment Company Act of 1940.

                    j. PROPERTY means money, revenue and other stamps; securities; including any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of deposit, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any interest or instruments commonly known as a security under the Investment Company Act of 1940, any other certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing; bills of exchange; acceptances; checks; withdrawal orders; money orders; travelers' letters of credit; bills of lading; abstracts of title; insurance policies, deeds, mortgages on real estate and/or upon chattels and interests therein; assignments of such policies, deeds or mortgages; other valuable papers, including books of accounts and other records used by the ASSURED in the conduct of its business (but excluding all electronic data processing records); and, all other instruments similar to or in the nature of the foregoing in which the ASSURED acquired an interest at the time of the ASSURED'S consolidation or merger with, or purchase of the principal assets of, a predecessor or which are held by the ASSURED for any purpose or in any capacity and whether so held gratuitously or not and whether or not the ASSURED is liable therefor.

                    k. RELATIVE means the spouse of an EMPLOYEE or partner of the ASSURED and any unmarried child supported wholly by, or living in the home of, such EMPLOYEE or partner and being related to them by blood, marriage or legal guardianship.
                    l. SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS means original (including original counterparts) negotiable or non-negotiable instruments, or assignments thereof, which in and of themselves represent an equitable interest, ownership, or debt and which are in the ordinary course of business transferable by delivery of such instruments with any necessary endorsements or assignments.





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CONDITIONS AND
LIMITATIONS

Definitions         m.   SUBSIDIARY   means  any   organization   that,  at  the
(continued)              inception   date  of  this   Bond,   is  named  in  the
                         APPLICATION or is created during the BOND PERIOD and of which more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled by the ASSURED either directly or through one or more of its subsidiaries.

                    n. TRANSPORTATION COMPANY means any organization which provides its own or its leased vehicles for transportation or which provides freight forwarding or air express services.

                    o. VOICE INITIATED ELECTION means any election concerning dividend options available to INVESTMENT COMPANY shareholders or subscribers which is requested by voice over the telephone.

                    p.   VOICE  INITIATED  REDEMPTION  means any  redemption  of
                         shares  issued  by  an  INVESTMENT   COMPANY  which  is
                         requested by voice over the telephone.

                    q. VOICE INITIATED FUNDS TRANSFER INSTRUCTION means any VOICE INITIATED REDEMPTION or VOICE INITIATED ELECTION.

                    For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.


GENERAL        2.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
EXCLUSIONS -
APPLICABLE TO       a.   loss not  reported  to the  COMPANY in  writing  within
ALL INSURING             sixty(60)  days  after  termination  of this Bond as an
CLAUSES                  entirety;

                    b. loss due to riot or civil commotion outside the United States of America and Canada, or any loss due to military, naval or usurped power, war or insurrection. This Section 2.b., however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such riot, civil commotion, military, naval or usurped power, war or insurrection;

                    c. loss resulting from the effects of nuclear fission or fusion or radioactivity;

                    d. loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                    e. damages of any type for which the ASSURED is legally liable, except compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                    f. costs, fees and expenses incurred by the ASSURED in establishing the existence of or amount of loss under this Bond, except to the extent covered under INSURING CLAUSE 11.;

                    g. loss resulting from indirect or consequential loss of any nature;


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CONDITIONS AND
LIMITATIONS


GENERAL EXCLUSIONS  h.   loss resulting from dishonest acts by any member of the
- APPLICABLE TO ALL      Board of  Directors or Board of Trustees of the ASSURED
INSURING CLAUSES         who is not an  EMPLOYEE,  acting  alone or in collusion
(CONTINUED)              with others;

                    i. loss, or that part of any loss, resulting solely from any violation by the ASSURED or by any EMPLOYEE:

                         (1)  of any law regulating:
                              a. the  issuance,  purchase or sale of securities,
                              b. securities   transactions    on   security   or
                                 commodity exchanges or the over the counter market,
                              c. investment companies,
                              d. investment advisors, or
                         (2) of any rule or regulation made pursuant to any such law; or

                    j.   loss of confidential information, material or data;

                    k. loss resulting from voice requests or instructions received over the telephone, provided however, this
                         Section 2.k. shall not apply to INSURING CLAUSE 7. or 9.

Specific       3.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
Exclusions -
Applicable To       a.   loss  caused  by  an  EMPLOYEE, provided, however, this
All Insuring             Section  3.a.  shall  not  apply to loss covered  under
Clauses Except           INSURING  CLAUSE   2. or  3.  which   results  directly
Clause 1.                from     misplacement,     mysterious     unexplainable
                         disappearance,   or   damage    or    destruction    of
                         PROPERTY;
                    b.   loss  through  the  surrender  of  property  away  from
                         premises of the ASSURED as a result of a threat:
                         (1)  to do  bodily  harm to  any natural person, except
                              loss of PROPERTY in transit in the custody of any person acting as messenger of the ASSURED, provided that when such transit was initiated there was no knowledge by the ASSURED of any such threat, and provided further that this Section 3.b. shall not apply to INSURING CLAUSE 7., or

                         (2)  to do damage to the  premises  or  PROPERTY of the
                              ASSURED;
                    c. loss resulting from payments made or withdrawals from any account involving erroneous credits to such account;
                    d. loss involving ITEMS OF DEPOSIT which are not finally paid for any reason provided however, that this Section 3.d. shall not apply to INSURING CLAUSE 10.;
                    e.   loss of property while in the mail;


ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 12 of 19

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CONDITIONS AND
LIMITATIONS

Specific Exclusions f.   loss  resulting  from  the failure  for any reason of a
Applicable To All        financial  or  depository  institution,  its   receiver
Insuring Clauses Except  or  other  liquidator  to  pay   or  deliver  funds  or
Insuring Clause 1.       other  PROPERTY  to  the  ASSURED provided further that
(continued)              this  Section  3.f.  shall   not   apply   to  loss  of
                         PROPERTY  resulting  directly  from  robbery, burglary,
                         misplacement, mysterious  unexplainable  disappearance,
                         damage,  destruction  or  removal f rom the possession,
                         custody or control of the ASSURED.
                    g.   loss  of   PROPERTY   while   in  the   custody   of  a
                         TRANSPORTATION  COMPANY,  provided  however,  that this
                         Section 3.g. shall not apply to INSURING CLAUSE 3.;
                    h.   loss  resulting  from  entries  or  changes  made  by a
                         natural  person  with  authorized  access to a COMPUTER
                         SYSTEM who acts in good faith on  instructions,  unless
                         such  instructions  are  given  to  that  person  by  a
                         software   contractor  or  its  partner,   officer,  or
                         employee authorized by the ASSURED to design, develop, prepare, supply, service, write or implement programs for the ASSURED's COMPUTER SYSTEM; or
                    i.   loss resulting directly or indirectly from the input of
                         data into a COMPUTER SYSTEM terminal, either on the premises of the customer of the ASSURED or under the control of such a customer, by a customer or other person who had authorized access to the customer's authentication mechanism.

Specific       4.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
Exclusions -
Applicable To       a.   loss   resulting  from  the complete   or  partial non-
All Insuring             payment   of   or   default   on   any   loan   whether
Clauses Except           such   loan   was  procured  in good  faith  or through
Insuring Clauses         trick, artifice, fraud or   false  pretenses; provided,
1., 4., And 5.           however,   this   Section  4.a.  shall   not  apply  to
                         INSURING CLAUSE 8.;
                    b.   loss resulting from forgery or any alteration;
                    c.   loss involving a counterfeit  provided,  however,  this
                         Section 4.c. shall not apply to INSURING CLAUSE 5. or 6.


Limit Of       5.   At all times prior to  termination  of this Bond,  this Bond
Liability/Non-      shall  continue  in  force  for  the  limit  stated  in  the
Reduction And       applicable   sections  of  ITEM  2.  of  the   DECLARATIONS,
Non-Accumulation    notwithstanding  any previous loss for which the COMPANY may
Of Liability        have  paid or be liable  to pay  under  this Bond  provided, however,  that the  liability of the COMPANY under this Bond with respect to all loss resulting from:
                    a.   any one act of burglary, robbery or hold-up, or attempt
                         thereat, in which no EMPLOYEE is concerned or implicated, or

                    b. any one unintentional or negligent act on the part of any one person resulting in damage to or destruction or misplacement of PROPERTY, or

                    c. all acts, other than those specified in a. above, of any one person, or




ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 13 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS

Limit Of Liability  d.   any one casualty or event other than those specified in
/Non-Reduction           a., b., or c. above,
And Non-Accumulation
Of Liability        shall be deemed to be one loss and shall be  limited  to the
(continued)         applicable  LIMIT  OF  LIABILITY  stated  in  ITEM 2. of the
                    DECLARATIONS of this Bond irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period.

                    All acts, as specified in c. above, of any one person which

                    i. directly or indirectly aid in any way wrongful acts of any other person or persons, or

                    ii. permit the continuation of wrongful acts of any other person or persons whether such acts are committed with or without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.


Discovery      6.   This  Bond  applies  only to  loss  first  discovered  by an officer of the ASSURED during the BOND PERIOD. Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                    a. facts which may subsequently result in a loss of a type covered by this Bond, or

                    b. an actual or potential claim in which it is alleged that the ASSURED is liable to a third party,

                    regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.

================================================================================
Notice To      7.   a.   The  ASSURED shall give the COMPANY  notice  thereof at
Company -                the  earliest  practicable  moment, not to exceed sixty
Proof - Legal            (60) days after discovery of loss, in an amount that is
Proceedings              in excess of 50% of the applicable  DEDUCTIBLE  AMOUNT,
Against Company          as stated in ITEM 2. of the DECLARATIONS.

                    b. The ASSURED shall furnish to the COMPANY proof of loss, duly sworn to, with full particulars within six (6) months after such discovery.

                    c.   Securities   listed  in  a  proof  of  loss   shall  be
                         identified by certificate or bond numbers, if issued with them.

                    d. Legal proceedings for the recovery of any loss under this Bond shall not be brought prior to the expiration of sixty (60) days after the proof of loss is filed with the COMPANY or after the expiration of twenty-four
                         (24) months from the discovery of such loss.

                    e. This Bond affords coverage only in favor of the ASSURED. No claim, suit, action or legal proceedings shall be brought under this Bond by anyone other than the ASSURED.


ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)  Page 14 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS

Notice To           f.   Proof of loss involving  VOICE INITIATED FUNDS TRANSFER
Company - Proof          INSTRUCTION shall include electronic recordings of such
Legal Proceedings        instructions.
Against Company
(continued)



Deductible     8.   The COMPANY  shall not be liable under any INSURING  CLAUSES
Amount              of this Bond on  account  of loss  unless the amount of such loss, after deducting the net amount of all reimbursement and/or recovery obtained or made by the ASSURED, other than from any Bond or policy of insurance issued by an insurance company and covering such loss, or by the COMPANY on account thereof prior to payment by the COMPANY of such loss, shall exceed the DEDUCTIBLE AMOUNT set forth in ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable LIMITS OF LIABILITY stated in
                    ITEM 2. of the DECLARATIONS.

                    There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any INVESTMENT COMPANY.


Valuation      9.   BOOKS OF ACCOUNT OR OTHER RECORDS

                    The value of any loss of PROPERTY consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                    The value of any loss of PROPERTY other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such PROPERTY on the business day immediately preceding discovery of such loss provided, however, that the value of any PROPERTY replaced by the ASSURED with the consent of the COMPANY and prior to the settlement of any claim for such PROPERTY shall be the actual market value at the time of replacement.

                    In the case of a loss of interim certificates, warrants, rights or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such PROPERTY or for such privileges, the value shall be fixed by agreement between the parties.

                    OTHER PROPERTY

                    The value of any loss of PROPERTY, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such PROPERTY with PROPERTY of like quality and value, whichever is less.



ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)  Page 15 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS
(continued)

Securities     10.  In the  event  of a loss of  securities  covered  under this
Settlement          Bond,  the  COMPANY  may, at  its sole  discretion, purchase replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                    The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                    a. for securities having a value less than or equal to the applicable DEDUCTIBLE AMOUNT - one hundred (100%) percent;

                    b. for securities having a value in excess of the DEDUCTIBLE AMOUNT but within the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT bears to the value of the securities;

                    c. for securities having a value greater than the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT and portion in excess of the applicable LIMIT OF LIABILITY bears to the value of the securities.

                    The value referred to in Section 10.a., b., and c. is the value in accordance with Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                    The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                    The ASSURED shall pay the proportion of the Company's premium charge for the Company's indemnity as set forth in
                    Section 10.a., b., and c. No portion of the LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement securities.


Subrogation    11.  In  the  event of  a  payment  under  this Bond, the COMPANY
- Assignment -      shall  be  subrogated  to all  of  the  ASSURED'S rights  of
Recovery            recovery  against  any  person  or entity to  the extent  of such  payment.  On request,  the  ASSURED  shall deliver  to
                    the   COMPANY   an  assignment  of   the  ASSURED'S  rights,
                    title and interest and causes of action against any person or entity to the extent of such payment.

                    Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                    a. first, to the satisfaction of the ASSURED'S loss which would otherwise have been paid but for the fact that it is in excess of the applicable LIMIT OF LIABILITY,

                    b. second, to the COMPANY in satisfaction of amounts paid in settlement of the ASSURED'S claim,

                    c. third, to the ASSURED in satisfaction of the applicable DEDUCTIBLE AMOUNT, and


ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)  Page 16 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS

Subrogation         d.   fourth,  to  the  ASSURED  in  satisfaction of any loss
-Assignment-             suffered by  the  ASSURED  which  was not covered under
Recovery                 this  Bond.
(continued)
                    Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.


Cooperation    12.  At the COMPANY'S  request and at reasonable times and places
Of Assured          designated by the COMPANY, the ASSURED shall:

                    a. submit to examination by the COMPANY and subscribe to the same under oath,

                    b. produce for the COMPANY'S examination all pertinent records, and

                    c. cooperate with the COMPANY in all matters pertaining to the loss.

                    The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.


Termination    13.  If  the  Bond  is  for a  sole  ASSURED,  it  shall  not  be terminated unless written notice shall have been given by the acting party to the affected party and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                    If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                    This Bond will terminate as to any one ASSURED, other than an INVESTMENT COMPANY:

                    a. immediately on the taking over of such ASSURED by a receiver or other liquidator or by State or Federal officials, or

                    b. immediately on the filing of a petition under any State or Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                    c. immediately upon such ASSURED ceasing to exist, whether through merger into another entity, disposition of all of its assets or otherwise.

                    The COMPANY shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.



ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 17 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS

Termination         If any partner, director, trustee, or officer or supervisory
(continued)         employee  of an  ASSURED  not  acting in  collusion  with an
                    EMPLOYEE learns of any dishonest act committed by such EMPLOYEE at any time, whether in the employment of the ASSURED or otherwise, whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, the ASSURED:

                    a. shall immediately remove such EMPLOYEE from a position that would enable such EMPLOYEE to cause the ASSURED to suffer a loss covered by this Bond; and
                    b. within forty-eight (48) hours of learning that an EMPLOYEE has committed any dishonest act, shall notify the COMPANY, of such action and provide full particulars of such dishonest act.

                    The COMPANY may terminate coverage as respects any EMPLOYEE sixty (60) days after written notice is received by each ASSURED INVESTMENT COMPANY and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such EMPLOYEE.


Other          14.  Coverage under this Bond shall apply only as excess over any
Insurance           valid and  collectible  insurance,  indemnity or  suretyship obtained by or on behalf of:

                    a.   the ASSURED,

                    b.   a TRANSPORTATION COMPANY, or

                    c. another entity on whose premises the loss occurred or which employed the person causing the loss or engaged the messenger conveying the PROPERTY involved.



Conformity     15.  If any limitation  within this Bond is prohibited by any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.


Change Or      16.  This Bond or any instrument  amending or affecting this Bond
Modification        may not be  changed  or  modified  orally.  No  change in or modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.

                    If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C., by the acting party.


ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 18 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS

Change Or           If  this  Bond  is  for  a  joint  ASSURED,   no  charge  or
Modification        modification  which would adversely affect the rights of the
(continued)         ASSURED  shall be  effective  prior to sixty (60) days after written notice has been furnished to all insured  INVESTMENT
                    COMPANIES and to the Securities and Exchange Commission, Washington, D.C., by the COMPANY.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 19 of 19

                                                              ENDORSEMENT/RIDER

Effective date of                              FEDERAL INSURANCE COMPANY
this endorsement/rider: May 31, 2009
                                               Endorsement/Rider No.   1 DFI

                                               To be attached to and
                                               form a part Bond No.  81905977

Issued to:       OAK VALUE TRUST
--------------------------------------------------------------------------------
     DELETING VALUATION-OTHER PROPERTY AND AMENDING CHANGE OR MODIFICATION
                                  ENDORSEMENT

In consideration of the premium charged, it is agreed that this Bond is amended as follows:

     1. The paragraph titled Other Property in Section 9, Valuation, is deleted in its entirety.

     2. The third paragraph in Section 16, Change or Modification, is deleted in its entirety and replaced with the following:

          If this Bond is for a joint ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and the Securities and Exchange Commission, Washington, D.C., by the COMPANY.



     The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

     All other terms, conditions and limitations of this Bond shall remain unchanged.

                                              /s/ Robert Hamburger
                                              --------------------------
                                              Authorized Representative








17-02-2437 (12/2006) rev.

Effective date of
this endorsement:  May 31, 2009

                                               FEDERAL INSURANCE COMPANY

                                               Endorsement No.:  2 DFI

                                               To be attached to and form a part
                                               of Bond Number:  81905977


Issued to:       OAK VALUE TRUST
--------------------------------------------------------------------------------
              COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.








ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date: June 5, 2009                               By   /s/ Robert Hamburger
                                                    ----------------------------
                                                     Authorized Representative





Form 14-02-9228 (Ed. 4/2004)

                                     FEDERAL INSURANCE COMPANY

                                     Endorsement No: 3 DFI

                                     Bond Number:    81905977

NAME OF ASSURED:  OAK VALUE TRUST

--------------------------------------------------------------------------------

                   TERMINATION-NONRENEWAL-NOTICE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.   By adding to Section 13., Termination, the following:

     "Termination By The Company

     Bonds In Effect For More Than Sixty (60) Days

     If this Bond has been in effect for more than sixty (60) days, or, if this Bond is a renewal, the COMPANY may terminate by providing written notice of cancellation at least sixty (60) days before the effective date of termination for at least one of the following reasons:

     1.   Nonpayment of premium;

     2. Discovery of fraud or material misrepresentation in obtaining this Bond or in the presentation of a claim thereunder;

     3. Discovery of willful or reckless acts or omissions or violation of any provision of this Bond on the part of the ASSURED which substantially and materially increases any hazard insured against, and which occurred subsequent to the inception of the current BOND PERIOD;

     4. Conviction of the ASSURED of a crime arising out of acts increasing the hazard insured against;

     5. Material change in the risk which increases the risk of loss after insurance coverage has been issued or renewed, except to the extent that the COMPANY should reasonably have foreseen the change, or contemplated the risk when the contract was written;

     6. Determination by the Commissioner that the continuation of the Bond would jeopardize a COMPANY'S solvency or would place the COMPANY in violation of the insurance laws of any state;

     7.   Determination  by the  Commissioner  that  continuation of the present
          premium   volume  of  the  COMPANY  would   jeopardize  the  COMPANY'S
          policyholders, creditors or the public;

     8.   Such other reasons that are approved by the Commissioner;

     9. Determination by the Commissioner that the COMPANY no longer has adequate reinsurance to meet the ASSUREDS needs;

     10.  Substantial breaches of contractual duties, conditions or warranties;
          or

     11. Unfavorable underwriting facts, specific to the ASSURED, existing that were not present at the inception of the Bond.



ICAP Bond
Form 17-02-1360SD (Rev. 7-04)-South Dakota                                Page 1

     Bonds In Effect Sixty (60) Days Or Less

     If this Bond has been in effect for sixty (60) days or less, and it is not a renewal Bond, the COMPANY may terminate for any reason by providing written notice of termination at least sixty (60) days before the effective date of termination.

     Notice Of Termination

     Notice of termination under this Section shall be mailed or delivered, by certified mail, return receipt provided by the United States Postal Service, to the ASSURED and to the authorized agent or broker, if any, at least sixty (60) days prior to the effective date of cancellation at the address shown on the DECLARATIONS of this Bond.

     If this Bond is cancelled for nonpayment of premium, the COMPANY will mail or deliver, by certified mail, return receipt provided by the United States Postal Service, a written notice at least thirty (30) days before the effective date of cancellation. The cancellation notice shall contain information regarding the amount of premium due and the due date, and shall state the effect of nonpayment by the due date. Cancellation shall not be effective if payment of the amount due is made prior to the effective date of cancellation.

     All notice of cancellation shall state the reason(s) for cancellation.

     There is no liability on the part of, and no cause of action of any nature shall arise against, the COMPANY, its authorized representatives, its employees, or any firm, person or corporation furnishing to the COMPANY, information relating to the reasons for cancellation or nonrenewal, for any statement made by them in complying or enabling the COMPANY to comply with this Section, for the provision of information pertaining thereto, or for statements made or evidence submitted at any hearings conducted in connection therewith, if such information was provided in good faith and without malice.

     Notice Of Nonrenewal

     If the COMPANY elects not to renew this Bond, the COMPANY shall mail or deliver written notice, by certified mail, return receipt, provided by the United States Postal Service, to the ASSURED, at his last known address, at least sixty (60) days before the expiration date or before the anniversary date, if this Bond has been written for a term of more than one (1) year. Such notice shall also be mailed to the ASSURED'S agent or broker, if any.

     Such notice shall contain all of the following:

     a.   Bond Number:

     b.   Date of Notice;

     c.   Reason for Cancellation;

     d.   Expiration Date of the Bond;

     e.   Effective Date and Hour of Cancellation.

     Notice of nonrenewal shall not be required if the COMPANY or a COMPANY within the same insurance group has offered to issue a renewal Bond, the ASSURED has obtained replacement coverage or has agreed in writing to obtain replacement coverage, the ASSURED has requested or agreed to nonrenewal, or the Bond is expressly designated as nonrenewable.




ICAP Bond
Form 17-02-1360SD (Rev. 7-04)-South Dakota                                Page 2

     Return Premium Calculations

     Any unearned premiums which have been paid by the ASSURED shall be refunded to the ASSURED on a pro rata basis if terminated by the COMPANY or the ASSURED. The unearned premiums shall be refunded to the ASSURED within twenty (20) days after: (i) the COMPANY's receipt of the request for cancellation by the ASSURED or (ii) the effective date of cancellation by the COMPANY.

     Conditional Renewal

     If the COMPANY offers or purports to renew the Bond, but on less favorable terms or at higher rates, the new terms or higher premiums may take effect on the renewal date, if the COMPANY mails or delivers by certified mail, return receipt provided by the United States Postal Service, to the ASSURED, notice of the new terms or premiums at least sixty (60) days prior to the renewal date. If the COMPANY notifies the ASSURED within sixty (60) days prior to the renewal date, the new terms or premiums do not take effect until sixty (60) days after the notice is mailed or delivered, in which case, the ASSURED may elect to cancel the renewal Bond within the sixty (60) day period. If the COMPANY does not notify the ASSURED of the new terms or premiums, the COMPANY shall continue the Bond at the expiring terms and premiums until notice is given or until the effective date of replacement coverage is obtained by the ASSURED, whichever occurs first."

2. It is further understood and agreed that for the purposes of Section 13., Termination, any occurrence listed in this Section shall be considered to be a request by the ASSURED to immediately terminate this Bond.


This Endorsement applies to loss discovered after 12:01 a.m. on  May 31, 2009.



ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




                                                 /s/ Robert Hamburger
Date: June 5, 2009                           By __________________________
                                                Authorized Representative







ICAP Bond
Form 17-02-1360SD (Rev. 7-04)-South Dakota                                Page 3

                                     FEDERAL INSURANCE COMPANY

                                     Endorsement No: 4

                                     Bond Number:    81905977

NAME OF ASSURED:  OAK VALUE TRUST (FORMERLY TUSCARORA INVESTMENT TRUST)

--------------------------------------------------------------------------------

                             DELETE AN ENDORSEMENT

It is agreed that this Bond is amended by deleting Endorsement Number(s) 3 in it's entirety.



This Endorsement applies to loss discovered after 12:01 a.m. on May 31, 2009.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.






                                                 /s/ Robert Hamburger
Date: June 16, 2009                          By __________________________
                                                Authorized Representative









ICAP Bond
Form 17-02-5647 (Ed. 11-03)

                                     FEDERAL INSURANCE COMPANY

                                     Endorsement No: 5

                                     Bond Number:    81905977

NAME OF ASSURED:  OAK VALUE TRUST

--------------------------------------------------------------------------------

                   TERMINATION-NONRENEWAL-NOTICE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.   By adding to Section 13., Termination, the following:

     "Termination By The Company

     Bonds In Effect For More Than Sixty (60) Days

     If this Bond has been in effect for more than sixty (60) days, or, if this Bond is a renewal, the COMPANY may terminate by providing written notice of cancellation at least sixty (60) days before the effective date of termination for at least one of the following reasons:

     1.   Nonpayment of premium;

     2. Discovery of fraud or material misrepresentation in obtaining this Bond or in the presentation of a claim thereunder;

     3. Discovery of willful or reckless acts or omissions or violation of any provision of this Bond on the part of the ASSURED which substantially and materially increases any hazard insured against, and which occurred subsequent to the inception of the current BOND PERIOD;

     4. Conviction of the ASSURED of a crime arising out of acts increasing the hazard insured against;

     5. Material change in the risk which increases the risk of loss after insurance coverage has been issued or renewed, except to the extent that the COMPANY should reasonably have foreseen the change, or contemplated the risk when the contract was written;

     6. Determination by the Commissioner that the continuation of the Bond would jeopardize a COMPANY'S solvency or would place the COMPANY in violation of the insurance laws of any state;

     7.   Determination  by the  Commissioner  that  continuation of the present
          premium   volume  of  the  COMPANY  would   jeopardize  the  COMPANY'S
          policyholders, creditors or the public;

     8.   Such other reasons that are approved by the Commissioner;

     9. Determination by the Commissioner that the COMPANY no longer has adequate reinsurance to meet the ASSUREDS needs;

     10.  Substantial breaches of contractual duties, conditions or warranties;
          or

     11. Unfavorable underwriting facts, specific to the ASSURED, existing that were not present at the inception of the Bond.



ICAP Bond
Form 17-02-1360 (Rev. 10-99)                                              Page 1

     Bonds In Effect Sixty (60) Days Or Less

     If this Bond has been in effect for sixty (60) days or less, and it is not a renewal Bond, the COMPANY may terminate for any reason by providing written notice of termination at least sixty (60) days before the effective date of termination.

     Notice Of Termination

     Notice of termination under this Section shall be mailed or delivered, by certified mail, return receipt provided by the United States Postal Service, to the ASSURED and to the authorized agent or broker, if any, at least sixty (60) days prior to the effective date of cancellation at the address shown on the DECLARATIONS of this Bond.

     If this Bond is cancelled for nonpayment of premium, the COMPANY will mail or deliver, by certified mail, return receipt provided by the United States Postal Service, a written notice at least thirty (30) days before the effective date of cancellation. The cancellation notice shall contain information regarding the amount of premium due and the due date, and shall state the effect of nonpayment by the due date. Cancellation shall not be effective if payment of the amount due is made prior to the effective date of cancellation.

     All notice of cancellation shall state the reason(s) for cancellation.

     There is no liability on the part of, and no cause of action of any nature shall arise against, the COMPANY, its authorized representatives, its employees, or any firm, person or corporation furnishing to the COMPANY, information relating to the reasons for cancellation or nonrenewal, for any statement made by them in complying or enabling the COMPANY to comply with this Section, for the provision of information pertaining thereto, or for statements made or evidence submitted at any hearings conducted in connection therewith, if such information was provided in good faith and without malice.

     Notice Of Nonrenewal

     If the COMPANY elects not to renew this Bond, the COMPANY shall mail or deliver written notice, by certified mail, return receipt, provided by the United States Postal Service, to the ASSURED, at his last known address, at least sixty (60) days before the expiration date or before the anniversary date, if this Bond has been written for a term of more than one (1) year. Such notice shall also be mailed to the ASSURED'S agent or broker, if any.

     Such notice shall contain all of the following:

     a.   Bond Number:

     b.   Date of Notice;

     c.   Reason for Cancellation;

     d.   Expiration Date of the Bond;

     e.   Effective Date and Hour of Cancellation.

     Notice of nonrenewal shall not be required if the COMPANY or a COMPANY within the same insurance group has offered to issue a renewal Bond, the ASSURED has obtained replacement coverage or has agreed in writing to obtain replacement coverage, the ASSURED has requested or agreed to nonrenewal, or the Bond is expressly designated as nonrenewable.




ICAP Bond
Form 17-02-1360 (Rev. 10-99)                                              Page 2

     Return Premium Calculations

     Any unearned premiums which have been paid by the ASSURED shall be refunded to the ASSURED on a pro rata basis if terminated by the COMPANY or the ASSURED. The unearned premiums shall be refunded to the ASSURED within forty-five (45) days of receipt of the request for cancellation or the effective date of cancellation, whichever is later.

     Conditional Renewal

     If the COMPANY offers or purports to renew the Bond, but on less favorable terms or at higher rates, the new terms or higher premiums may take effect on the renewal date, if the COMPANY mails or delivers by certified mail, return receipt provided by the United States Postal Service, to the ASSURED, notice of the new terms or premiums at least sixty (60) days prior to the renewal date. If the COMPANY notifies the ASSURED within sixty (60) days prior to the renewal date, the new terms or premiums do not take effect until sixty (60) days after the notice is mailed or delivered, in which case, the ASSURED may elect to cancel the renewal Bond within the sixty (60) day period. If the COMPANY does not notify the ASSURED of the new terms or premiums, the COMPANY shall continue the Bond at the expiring terms and premiums until notice is given or until the effective date of replacement coverage is obtained by the ASSURED, whichever occurs first."

2. It is further understood and agreed that for the purposes of Section 13., Termination, any occurrence listed in this Section shall be considered to be a request by the ASSURED to immediately terminate this Bond.


This Endorsement applies to loss discovered after 12:01 a.m. on  May 31, 2009.



ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




                                                 /s/ Robert Hamburger
Date: June 16, 2009                          By __________________________
                                                Authorized Representative







ICAP Bond
Form 17-02-1360 (Rev. 10-99)                                              Page 3

                                  POLICYHOLDER
                              DISCLOSURE NOTICE OF
                          TERRORISM INSURANCE COVERAGE
             (FOR POLICIES WITH NO TERRORISM EXCLUSION OR SUBLIMIT)

You are hereby notified that, under the Terrorism Risk Insurance Act (the "Act"), effective December 26, 2007, this policy makes available to you insurance for losses arising out of certain acts of terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 85% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage.


However, if aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December
31), the Treasury shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.


10-02-1281 (Ed. 1/2003)

If aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December 31) and we have met our insurer deductible under the Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion, and in such case insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is: $ -0-.

If you have any questions about this notice, please contact your agent or broker.

10-02-1281 (Ed. 1/2003)

                                IMPORTANT NOTICE:




THE SEC REQUIRES PROOF OF YOUR FIDELITY INSURANCE POLICY


Your company is now required to file an electronic copy of your fidelity insurance coverage (Chubb's ICAP Bond policy) to the Securities and Exchange Commission (SEC), according to rules adopted by the SEC on June 12, 2006.


Chubb is in the process of providing your agent/broker with an electronic copy of your insurance policy as well as instructions on how to submit this proof of fidelity insurance coverage to the SEC. You can expect to receive this information from your agent/broker shortly.

The electronic copy of your policy is provided by Chubb solely as a convenience and does not affect the terms and conditions of coverage as set forth in the paper policy you receive by mail. The terms and conditions of the policy mailed to you, which are the same as those set forth in the electronic copy, constitute the entire agreement between your company and Chubb.

If you have any questions, please contact your agent or broker.

Form 14-02-12160 (ed. 7/2006)